                                                                    EXHIBIT 23.6

                          CONSENT OF PROPOSED NOMINEE

  The undersigned hereby consents to the reference to the undersigned as having agreed to become a Trustee of Cabot Industrial Trust (the "Company") in the Company's Registration Statement on Form S-11.


                                                  /s/ Noah T. Herndon
                                       ________________________________________
                                                     Noah T. Herdon